UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2010

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2010, the Compensation Committee (the “Committee”) of the Board of Directors of SYNNEX Corporation (“SYNNEX”) granted 50,000 restricted stock units (“RSUs”) to each of Dennis Polk, SYNNEX’ Chief Operating Officer, and Peter Larocque, SYNNEX’ President, U.S. Distribution (each, an “Officer”). The RSUs will vest in full on the fifth anniversary of the grant date provided that (i) the Officer remains in continuous employment by SYNNEX through the vesting date, (ii) SYNNEX’ combined performance during its third and fourth fiscal quarters of 2010, when combined with its performance during its first and second fiscal quarters of 2010, is sufficient to achieve the minimum threshold performance targets established by the Compensation Committee under the Profit Sharing Plan for the fiscal year ending November 30, 2010, and (iii) SYNNEX achieves on a cumulative basis, the minimum threshold performance targets established by the Committee under the Profit Sharing Plan for each of the fiscal years ending November 30, 2010, 2011, 2012, 2013 and 2014. In the event of an Officer’s death or disability prior to the fifth anniversary of the grant date, SYNNEX will transfer to such Officer’s estate the number of shares that would have vested on an annual basis on or prior to such Officer’s death or disability. The form of stock unit agreement is filed herewith as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.

The information in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 5, 2010, SYNNEX issued a press release updating its guidance for the fiscal second quarter of 2010. The full text of SYNNEX’ press release is furnished herewith as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Form of Stock Unit Agreement (performance vesting).

99.2	Press release dated May 5, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2010

SYNNEX CORPORATION

By:	/s/ SIMON Y. LEUNG
Simon Y. Leung
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Stock Unit Agreement (performance vesting).

99.2	Press release dated May 5, 2010.

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